UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2025

Phoenix Energy One, LLC

(Exact name of registrant as specified in its charter)

Delaware	001-42868	83-4526672
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18575 Jamboree Road, Suite 830
Irvine, CA	92612
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 416-5037

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Series A Cumulative Redeemable Preferred Shares	PHXE.P	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 20, 2025, Phoenix Energy One, LLC (the “Company”) and Brandon K. Allen (“Mr. Allen”) entered into a Transition and Separation Agreement (the “Agreement”) in connection with Mr. Allen’s resignation from the Company on November 3, 2025 (the “Separation Date”), as previously disclosed in the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on November 5, 2025. Terms used herein but not defined herein shall have the meaning given to such terms in the Agreement.

Pursuant to the Agreement, Mr. Allen has agreed to be engaged by the Company in a non-employee advisory capacity until the first anniversary of the Separation Date in order to facilitate an orderly transition of his duties and responsibilities. In consideration for such transition services and Mr. Allen’s execution, non-revocation, and compliance with the Agreement, the Company will pay Mr. Allen an amount equal to $1,000,000, payable in substantially equal installments over the 12-month period following the Separation Date in accordance with the Company’s normal payroll schedule. Pursuant to the pre-existing agreements governing Mr. Allen’s equity grants, all Class A and Class B Units previously issued to Mr. Allen by Phoenix Equity Holdings, LLC were forfeited for no consideration upon his Separation Date. The Agreement includes a general release of claims by Mr. Allen in favor of the Company and its affiliates and contains non-disparagement, confidentiality, and cooperation provisions, along with reaffirmation of certain restrictive covenants under pre-existing agreements.

The foregoing description of the Agreement is a summary and is qualified in its entirety by reference to the Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description

10.1	Transition and Separation Agreement, dated November 20, 2025, between the Company and Brandon K. Allen

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 25, 2025

PHOENIX ENERGY ONE, LLC

By:	/s/ Curtis Allen
Curtis Allen
Chief Financial Officer